UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

Broadview Institute, Inc.
 (Exact name of registrant as specified in its charter)

Minnesota	0-8505	41-0641789
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4455 West 77th Street Minneapolis, Minnesota	55435
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-4455

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 14, 2007, Broadview Institute, Inc. issued a press release announcing its financial results for the fourth quarter and full year for fiscal year ended March 31, 2007. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 13, 2007, the Board of Directors of Broadview Institute, Inc. elected Norman H. Winer to serve as a director. Mr. Winer was not elected to the Board pursuant to any arrangement or understanding between him and any other person. Effective upon his election to the Board, Mr. Winer was named as a member of Broadview Institute’s Audit Committee. There is not currently, nor has there been since the beginning of our last fiscal year, any transaction with Broadview Institute in which Mr. Winer has or had a direct or indirect material interest. [In connection with Broadview Institute’s plan to refocus the Company on its Education segment, Mark “Red” White has resigned as Chief Operating Officer of Broadview Institute effective June 13, 2007.] Laurence S. Zipkin has been appointed as Chief Operating Officer of Broadview Institute effective as of June 13, 2007. Mr. Zipkin is the owner of Apex Capital, an investment banking firm, and has been its owner since 2005. From 1986 to 2005, Mr. Zipkin was the owner of The Oakridge Financial Services Group, Inc. Mr. Zipkin is also the Chairman of ORCG, Inc., a publicly traded inactive company previously in real estate and securities businesses and he has served in this role since 2000. Mr. Zipkin is also a director of Broadview Institute. There is not any family relationship between Mr. Zipkin and any director or executive officer of Broadview Institute. There is not currently, nor has there been since the beginning of our last fiscal year, any transaction with Broadview Institute in which Mr. Zipkin has or had a direct or indirect material interest. On June 14, 2007, Broadview Institute issued a press release announcing the election of Mr. Winer to its Board of Directors and the appointment of Mr. Zipkin as its Chief Operating Officer. A copy of such press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated June 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2007

BROADVIEW MEDIA, INC.

By /s/LAURENCE ZIPKIN
Laurence Zipkin
COO

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BROADVIEW MEDIA, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:		Commission File No.:
June 14, 2007		0-8508

EXHIBIT NO.	ITEM

99.1	Press Release dated June 14, 2007